Prospectus Supplement

for

Executive Benefits VUL

Flexible Solutions® Variable Universal Life Gold

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated June 6, 2012 to the prospectuses dated April 30, 2012.

The following supplemental information should be read in conjunction with the Prospectuses dated April 30, 2012 for Executive Benefits VUL and Flexible Solutions® Variable Universal Life Gold, each a variable universal life insurance policy (the “Policies”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N.

The information for the Janus Aspen Worldwide Portfolio appearing on page 40 of each of the Prospectuses for the Policies is deleted and the following inserted in lieu thereof:

Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address
Seeks long-term growth of capital.	The Portfolio pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.	Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

This Supplement should be retained with the Prospectus for future reference.